SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)    November 5, 2002




                                  DIGITEC 2000, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




           Nevada                    000-23291                   54-1287957
---------------------------         -----------              -------------------
State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File No.)               Identification No.)



99 Madison Avenue, 3rd Floor, New York, New York                    10016
---------------------------------------------------              ----------
     (Address of Principal Executive Offices)                    (Zip Code)




        Registrants' telephone number, including area code     (212) 944-8888




                                      None
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


Effective November 5, 2002, Deloitte & Touche LLP ("D&T") resigned as the independent certified public accountants of DigiTEC 2000, Inc. (the "Registrant"). The resignation of D&T was duly accepted and approved by the Audit Committee of the Registrant.

D&T's reports on the financial statements for the past two fiscal years ended June 30, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as noted in the following sentence. D&T's audit reports on the financial statements for the years ended June 30, 2001 and 2000 included an explanatory paragraph relating to substantial doubt about the Registrant's ability to continue as a going concern. In addition, the Company has become economically dependent upon a 21 percent stockholder to fund operating cash flows and to provide significant telecommunications products and services. During the past two fiscal years and the subsequent interim period preceding the resignation of D&T, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report for such periods.

The Registrant has provided D&T a copy of the foregoing disclosures and has requested that D&T furnish a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with such disclosures and, if not, stating the respects in which it does not agree. A copy of such letter will, upon receipt by Registrant, be filed as an exhibit to this Form 8-K by Amendment.



ITEM 5.  OTHER EVENTS.

Effective November 5, 2002, the Registrant gave notice to its landlord, Windsor Management Corporation, that it will not exercise the lease option to renew its current lease agreement for an additional two years. The Registrant intends to vacate the premises at 99 Madison Avenue, 3rd Floor, New York, New York 10016 on or before December 31, 2002.

The Registrant has accepted the resignations of Frank C. Magliato as director and as chairman of the board, chief executive officer, president and chief financial officer, and Lori Perri as director, of the Registrant.









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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            DIGITEC 2000, INC.



Date   November 12, 2002                    By: /s/ Diego Roca
                                                -----------------------------
                                            Name:    Diego Roca
                                            Titles:  Chief Operating Officer






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